AIG SERIES TRUST

                            2010 HIGH WATERMARK FUND
                            2015 HIGH WATERMARK FUND
                            2020 HIGH WATERMARK FUND

                SUPPLEMENT TO THE PROSPECTUS DATED JUNE 25, 2004,
                       AS SUPPLEMENTED NOVEMBER 24, 2004

         On November 23, 2004, American International Group, Inc. ("AIG"), the parent company and affiliated person of AIG SunAmerica Asset Management Corp. (the "Adviser") and AIG SunAmerica Capital Services, Inc. (the "Distributor"), consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 10(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 10b-5 promulgated thereunder and Section 17(a) of the Securities Act of 1933 (the "Securities Act") and aided and abetted violations of Sections 13(a) and 13(b)(2)(A) of the Exchange Act and Rules 12b-20, 13a-1, and 13a-13 promulgated thereunder, in connection with certain structured transactions between subsidiaries of The PNC Financial Services Group, Inc. and certain subsidiaries of AIG, and similar transactions marketed by certain subsidiaries of AIG to other publicly traded companies. The conduct described in the complaint did not involve any conduct of AIG or its affiliates related to their investment advisory or distribution activities. Pursuant to a final judgment entered against it on December 7, 2004, AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), was ordered to pay approximately $46 million in disgorgement, penalties and prejudgment interest.

         In addition, the final judgment enjoins AIG from future violation of the above-referenced provisions of the federal securities laws. Absent exemptive relief granted by the SEC, the entry of the injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended (the "1940 Act"). Certain affiliated persons of AIG, including the Adviser and Distributor, received a temporary exemptive order from the SEC pursuant to Section 9(c) of the 1940 Act on December 8, 2004 with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management affiliates, to serve as investment adviser, subadviser, principal underwriter or sponsor of the funds or portfolios in which you are invested ("Funds"). The Adviser and Distributor expect that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the permanent order.

         Additionally, AIG and AIG Financial Products Corp. ("AIG-FP"), a subsidiary of AIG, reached a similar settlement with the Fraud Section of the United States Department of Justice ("DOJ"). The settlement with the DOJ consists of an agreement with respect to AIG and AIG-FP and a complaint and deferred prosecution agreement with AIG-FP PAGIC Equity Holding Corp. (a special purpose entity) that will foreclose future prosecutions, provided that the companies comply with the agreements. As part of the settlement, AIG-FP will pay a penalty of $80 million to the DOJ.

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         The Adviser and Distributor believe that the disgorgement and penalties are not likely to have a material adverse effect on the Adviser's and Distributor's ability to perform their respective investment advisory or distribution services relating to the Funds.


Dated:  December 10, 2004